SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 26, 2000
                                                          -------------


                          WESTMARK GROUP HOLDINGS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                    0-18945                            84-1055077
                    -------                            ----------
           (Commission File Number)        (IRS Employer Identification No.)


                          Westmark Group Holdings, Inc.
                           8000 North Federal Highway
                            Boca Raton, Florida 33487
                            -------------------------
                (Address of principal executive office) Zip Code)




       Registrant's telephone number, including area code: (561) 243-8010
                                                           --------------


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Item 5: Other Events

         Suspension of Operations

         On July 26, 2000, we suspended operations of our wholly owned mortgage banking subsidiary, Westmark Mortgage Corporation. The Westmark Mortgage Corporation operations constituted all of our operations.

         We were formerly engaged in the origination, purchase and re-sale to investors of residential mortgage loans made to borrowers with sub- prime credit histories through Westmark Mortgage Corporation.

         All loans which were in our mortgage pipeline have been delivered to various market investors on a brokerage basis. Westmark Mortgage Corporation is also in the process of an orderly liquidation of its assets and existing loan portfolio with a small workout team.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WESTMARK GROUP HOLDINGS, INC.



Date: July 28, 2000                   By:  /s/ Mark D. Schaftlein
                                           ------------------------------
                                           Mark D. Schaftlein, President, Chief
                                           Executive Officer, and Chairman of
                                           the Board of Directors